EATON VANCE GLOBAL MACRO ABSOLUTE RETURN FUND
EATON VANCE GLOBAL MACRO ABSOLUTE RETURN ADVANTAGE FUND
EATON VANCE MULTI-STRATEGY ABSOLUTE RETURN FUND
EATON VANCE SHORT DURATION GOVERNMENT INCOME FUND
EATON VANCE SHORT DURATION REAL RETURN FUND
EATON VANCE SHORT DURATION STRATEGIC INCOME FUND
Supplement to Prospectuses dated March 1, 2013

EATON VANCE FLOATING-RATE MUNICIPAL INCOME FUND
Supplement to Prospectus dated August 1, 2013

as revised August 19, 2013

EATON VANCE SHORT DURATION HIGH INCOME FUND
Supplement to Prospectus dated November 1, 2013

1.

The following changes are effective March 1, 2014, if applicable:

a.

The following replaces “Class C shares” under “Choosing a Share Class.” in “Purchasing Shares”:

Class C shares are offered at net asset value with no front-end sales charge.  If you sell your Class C shares within one year of purchase, you generally will be subject to a contingent deferred sales charge (“CDSC”).  The CDSC is deducted from your redemption proceeds.  Under certain circumstances, the Class C CDSC may be waived (such as certain redemptions from tax-deferred retirement plan accounts).  See “CDSC Waivers” under “Sales Charges” below.  Class C shares pay distribution and service fees equal to 1.00% annually of average daily net assets.  Orders for Class C shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all Eaton Vance fund shares held within the purchasing shareholder’s account) is below $250,000.  Investors considering cumulative purchases of $250,000 or more, or who, after a purchase of shares, would own shares of Eaton Vance funds with a current market value of $250,000 or more, should consider whether another Class of shares would be more advantageous and consult their financial intermediary.

b.

The following replaces the table under “Class A Front-End Sales Charge.” in “Sales Charges” for each Fund except Eaton Vance Global Macro Absolute Return Fund, Eaton Vance Global Macro Absolute Return Advantage Fund and Eaton Vance Multi-Strategy Absolute Return Fund:

Amount of Purchase	Sales Charge* as Percentage of Offering Price	Sales Charge* as Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $100,000	2.25%	2.30%	2.00%
$100,000 but less than $250,000	1.75%	1.78%	1.50%
$250,000 but less than $5,000,000	0.00**	0.00**	TIERED**
$5,000,000 or more	0.00**	0.00**	TIERED**

*

Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.

**

No sales charge is payable at the time of purchase on investments of $250,000 or more.  The principal underwriter will pay a commission to investment dealers on sales of $250,000 or more as follows: 0.50% on amounts of $250,000  or more but less than $5 million; plus 0.40% on amounts of $5 million or more.  A CDSC of 0.75% will be imposed on such investments (as described below) in the event of redemptions within 18 months of purchase.

c.

The following replaces the table under “Class A Front-End Sales Charge.” in “Sales Charges” for Eaton Vance Global Macro Absolute Return Fund, Eaton Vance Global Macro Absolute Return Advantage Fund and Eaton Vance Multi-Strategy Absolute Return Fund:

Amount of Purchase	Sales Charge* as Percentage of Offering Price	Sales Charge* as Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $5,000,000	0.00**	0.00**	TIERED**
$5,000,000 or more	0.00**	0.00**	TIERED**

*

Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.

**

No sales charge is payable at the time of purchase on investments of $250,000 or more.  The principal underwriter will pay a commission to investment dealers on sales of $250,000  or more as follows: 0.50% on amounts of $250,000  or more but less than $5 million; plus 0.40% on amounts of $5 million or more. A CDSC of 0.75% will be imposed on such investments (as described below) in the event of redemptions within 18 months of purchase.

d.

The following replaces the second sentence (the first sentence for Eaton Vance Short Duration High Income Fund) under “Contingent Deferred Sales Charge.” in “Sales Charges”:

Class A shares purchased at net asset value in amounts of $250,000 or more are subject to a 0.75% CDSC if redeemed within 18 months of purchase.

January 22, 2014	14125 1.22.14